UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 ____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): December 10, 2015

Pershing Gold Corporation

(exact name of registrant as specified in its charter)

Nevada	000-54710	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1658 Cole Boulevard Building 6 – Suite 210 Lakewood, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 974-7248

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2015, Pershing Gold Corporation (the “Company”) and Eric Alexander, the Company’s Vice President Finance and Controller, agreed to amend certain agreements to defer the vesting of an aggregate of 23,890 shares of the Company’s restricted stock owned by Mr. Alexander. The Company also agreed, on December 10, 2015, to amend certain agreements to defer the vesting of 25,279 shares of restricted stock held by Timothy Janke, the Company’s Chief Operating Officer; and 20,649 shares of restricted stock held by Debra Struhsacker, the Company’s Senior Vice President. The amendments are discussed below.

First Amendment to Alexander 2014 Restricted Stock Grant Agreement

On December 10, 2015, the Company and Mr. Alexander entered into a First Amendment to the Restricted Stock Grant Agreement dated December 11, 2014 (the “Alexander 2014 RSG Agreement”). Pursuant to this First Amendment, the vesting of 1,667 shares of restricted stock, of a total of 5,001 restricted shares that were granted pursuant to the Alexander 2014 RSG Agreement, was deferred from December 11, 2015 to March 14, 2016. Of the remaining 3,334 shares of restricted stock granted under the Alexander 2014 RSG Agreement, 1,667 shares will vest on December 11, 2016, and 1,667 shares will vest on December 11, 2017.

The referenced First Amendment to the Alexander 2014 RSG Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

First Amendment to Alexander 2013 Restricted Stock Grant Agreement

On December 10, 2015, the Company and Mr. Alexander entered into a First Amendment to the Restricted Stock Grant Agreement dated December 16, 2013 (the “Alexander December 2013 RSG Agreement”). Pursuant to this Agreement, the vesting of 3,704 shares of restricted stock, of a total of 11,113 restricted shares that were granted pursuant to the Alexander December 2013 RSG Agreement, was deferred from December 16, 2015 to March 14, 2016. Previously, 3705 shares granted under the Alexander December 2013 RSG Agreement vested on December 16, 2013, and 3,704 shares will vest on December 16, 2016.

The referenced First Amendment to the Alexander December 2013 RSG Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Second Amendment to Alexander 2013 Restricted Stock Grant Agreement.

On December 10, 2015, the Company and Mr. Alexander entered into a Second Amendment to the Restricted Stock Grant Agreement dated February 12, 2013, as amended by the First Amendment dated February 6, 2015 (the “Alexander February 2013 RSG Agreement”). Pursuant to this amendment, the vesting of 18,519 shares of restricted stock, of a total of 55,557 restricted shares that were granted pursuant to the Alexander February 2013 RSG Agreement, was deferred from February 12, 2016 to February 12, 2017.  Previously, 18,519 shares granted under the Alexander February 2013 RSG Agreement vested on February 12, 2014, and 18,519 shares will vest on February 12, 2016.

The referenced Second Amendment to the Alexander February 2013 RSG Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

First Amendment to Janke 2014 Restricted Stock Grant Agreement

On December 10, 2015, the Company and Mr. Janke entered into a First Amendment to the Restricted Stock Grant Agreement dated December 11, 2014 (the “Janke 2014 RSG Agreement”). Pursuant to this First Amendment, the vesting of 14,167 shares of restricted stock, of a total of 42,501 restricted shares that were granted pursuant to the Janke 2014 RSG Agreement, was deferred from December 11, 2015 to March 14, 2016. Of the remaining 28,334 shares of restricted stock granted under the Janke 2014 RSG Agreement, 14,167 shares will vest on December 11, 2016, and 14,167 shares will vest on December 11, 2017.

The referenced First Amendment to the Janke 2014 RSG Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

First Amendment to Janke 2013 Restricted Stock Grant Agreement

On December 10, 2015, the Company and Mr. Janke entered into a First Amendment to the Restricted Stock Grant Agreement dated December 16, 2013 (the “Janke December 2013 RSG Agreement”). Pursuant to this Agreement, the vesting of 5,556 shares of restricted stock, of a total of 16,668 restricted shares that were granted pursuant to the Janke December 2013 RSG Agreement, was deferred from December 16, 2015 to March 14, 2016. Previously, 5,556 shares granted under the Janke December 2013 RSG Agreement vested on December 16, 2014, and 5,556 shares will vest on December 16, 2016.

The referenced First Amendment to the Janke December 2013 RSG Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated by reference herein.

Second Amendment to Janke 2013 Restricted Stock Grant Agreement.

On December 10, 2015, the Company and Mr. Janke entered into a Second Amendment to the Restricted Stock Grant Agreement dated February 12, 2013, as amended by the First Amendment dated February 6, 2015 (the “Janke February 2013 RSG Agreement”). Pursuant to this amendment, the vesting of 5,556 shares of restricted stock, of a total of 16,668 restricted shares that were granted pursuant to the Janke February 2013 RSG Agreement, was deferred from February 12, 2016 to February 12, 2017.  Previously, 5,556 shares granted under the Janke February 2013 RSG Agreement vested on February 12, 2014, and 5,556 shares will vest on February 12, 2016.

The referenced Second Amendment to the Janke February 2013 RSG Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated by reference herein.

First Amendment to Struhsacker 2014 Restricted Stock Grant Agreement

On December 10, 2015, the Company and Ms. Struhsacker entered into a First Amendment to the Restricted Stock Grant Agreement dated December 11, 2014 (the “Struhsacker 2014 RSG Agreement”). Pursuant to this First Amendment, the vesting of 4,908 shares of restricted stock, of a total of 14,724 restricted shares that were granted pursuant to the Struhsacker 2014 RSG Agreement, was deferred from December 11, 2015 to March 14, 2016. Of the remaining 9,816 shares of restricted stock granted under the Struhsacher 2014 RSG Agreement, 4,908 shares will vest on December 11, 2016 and 4,908 shares will vest on December 11, 2017.

The referenced First Amendment to the Struhsacker 2014 RSG Agreement is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated by reference herein.

First Amendment to Struhsacker 2013 Restricted Stock Grant Agreement

On December 10, 2015, the Company and Ms. Struhsacker entered into a First Amendment to the Restricted Stock Grant Agreement dated December 16, 2013 (the “Struhsacker December 2013 RSG Agreement”). Pursuant to this Agreement, the vesting of 1,852 shares of restricted stock, of a total of 5,557 restricted shares that were granted pursuant to the Struhsacker December 2013 RSG Agreement, was deferred from December 16, 2015 to March 14, 2016. Previously, 1,853 shares granted under the Struhsacker December 2013 RSG Agreement vested on December 16, 2013, and 1,852 shares will vest on December 16, 2016.

The referenced First Amendment to the Struhsacker December 2013 RSG Agreement is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated by reference herein.

Second Amendment to Struhsacker 2013 Restricted Stock Grant Agreement.

On December 10, 2015, the Company and Ms. Struhsacker entered into a Second Amendment to the Restricted Stock Grant Agreement dated February 12, 2013, as amended by the First Amendment dated February 6, 2015 (the “Struhsacker February 2013 RSG Agreement”). Pursuant to this amendment, the vesting of 13,889 shares of restricted stock, of a total of 41,667 restricted shares that were granted pursuant to the Struhsacker February 2013 RSG Agreement, was deferred from February 12, 2016 to February 12, 2017.  Previously, 13,889 shares granted under the Struhsacker February 2013 RSG Agreement vested on February 12, 2014, and 13,889 shares will vest on February 12, 2016.

The referenced Second Amendment to the Struhsacker February 2013 RSG Agreement is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)          The following are filed as exhibits to this report on Form 8-K.

Exhibit No.	Description

10.1	First Amendment to Restricted Stock Grant Agreement, dated December 10, 2015, between Pershing Gold Corporation and Eric Alexander.

10.2	First Amendment to Restricted Stock Grant Agreement, dated December 10, 2015, between Pershing Gold Corporation and Eric Alexander.

10.3	Second Amendment to Restricted Stock Grant Agreement, as amended, dated December 10, 2015, between Pershing Gold Corporation and Eric Alexander.

10.4	First Amendment to Restricted Stock Grant Agreement, dated December 10, 2015, between Pershing Gold Corporation and Timothy Janke.

10.5	First Amendment to Restricted Stock Grant Agreement, dated December 10, 2015, between Pershing Gold Corporation and Timothy Janke.

10.6	Second Amendment to Restricted Stock Grant Agreement, as amended, dated December 10, 2015, between Pershing Gold Corporation and Timothy Janke.

10.7	First Amendment to Restricted Stock Grant Agreement, dated December 10, 2015, between Pershing Gold Corporation and Debra Struhsacker.

10.8	First Amendment to Restricted Stock Grant Agreement, dated December 10, 2015, between Pershing Gold Corporation and Debra Struhsacker.

10.9	Second Amendment to Restricted Stock Grant Agreement, as amended, dated December 10, 2015, between Pershing Gold Corporation and Debra Struhsacker.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2015

PERSHING GOLD CORPORATION

By:	/s/ Eric Alexander
Eric Alexander
Vice President of Finance and Controller